SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              _______________

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) or 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       Mandatory Common Exchange Trust
        ----------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                     Delaware                           13-7099619
       ----------------------------------------     -------------------
       (State of Incorporation or Organization)      (I.R.S. Employer
                                                    Identification no.)


                    245 Park Avenue
                    New York, New York                     10167
       ----------------------------------------       ---------------
       (Address of Principal Executive Offices)         (Zip Code)

       If this form related to the            If this form relates to the
       registration of a class of debt        registration of a class of
       securities and is effective upon       debt securities and is to
       filing pursuant to General             become effective simulta-
       Instruction A(c)(1) please check       neously with the effective-
       the following box.  ( )                ness of a concurrent
                                              registration statement under
                                              the Securities Act of 1933
                                              pursuant to General
                                              Instruction A(c)(2) please
                                              check the following box.    (X)

          Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange
          Title of each class                     on which each class is
          to be so registered                     to be registered
          -------------------                     ----------------------
          Mandatory Exchange Securities           American Stock Exchange

          Securities to be registered pursuant to Section 12(g) of the Act:

                                        None
                                 -----------------
                                  (Title of Class)


          ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
                   REGISTERED.

          The sections captioned "Investment Objective and Policies" and "The TIMES" in the Registrant's preliminary prospectus dated August 1, 1997 forming a part of Pre-
          Effective Amendment No. 1 to the Registrant's
          Registration Statement on Form N-2 (No. 333-15927) is incorporated herein by reference.

          ITEM 2. EXHIBITS.

          (I) The following exhibits have been filed with the Securities and Exchange Commission (the "Commission")

          (1)  Form of specimen Certificate of Trust Issued
               Mandatory Exchange Securities.

          (2) Incorporated by reference is the Registrant's Registration Statement on Form N-2 (File Nos. 333-15927 and 811-7847) filed with the Securities and Exchange Commission on November 12, 1996 and Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 file with the Securities and Exchange Commission on July 31, 1997.

          (3) The Declaration of Trust is incorporated by reference to Exhibit 2(a)(i) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-15927 and 811-7847) filed with the Securities and Exchange Commission on July
               31, 1997.

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             Mandatory Common Exchange
                                             Trust
                                             -------------------------
                                                  (Registrant)

          Date: August 1, 1997               By: /s/ Wesley M. Jones
                                                -----------------------
                                                Name:  Wesley M. Jones
                                                Title:  Trustee




                                   EXHIBITS


          (a) Form of Specimen Certificate of Trust Issued
              Mandatory Exchange Securities.